                                                                    EXHIBIT 10.1

                         SUBORDINATED PROMISSORY NOTE


$10,000,000                                      Date: February 11, 2000

                                                 Maturity Date: February 1, 2003

FOR VALUE RECEIVED, HomeGrocer.com, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693, or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) together with interest at eleven percent (11%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in thirty-six (36) monthly installments of $326,395.91 each, commencing March 1, 2000 and on the same day of each month thereafter to and including February 1, 2003, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Subordinated Loan and Security Agreement dated September 15, 1999 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND BORROWER FOR THE BENEFIT OF SENIOR CREDITOR. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

     BORROWER:               HOMEGROCER. COM, INC.

                             /s/ Mary Alice Taylor
                             -----------------------------------
                             (Signature)

                             Mary Alice Taylor
                             -----------------------------------
                             (Print Name)

                             Chairman and CEO
                             -----------------------------------
                             (Title)

HOMEGROCER. COM, INC.

Prepared by V. Tonga

Loan Agreement               10,000,000.00 Draw to Subordinated Loan & Security Agmt dtd 9/15/99
                             =============
Interest Rate                      11.000%
                             =============
Payment                         326,395.91

 Payment Number          Date          Principal       Interest         Payment          Balance
------------------------------------------------------------------------------------------------------------
                         02/11/00                                                        10,000,000.00
          1              03/01/00      265,284.80      61,111.11        326,395.91        9,734,715.20
          2              04/01/00      237,161.02      89,234.89        326,395.91        9,497,554.18
          3              05/01/00      239,334.99      87,060.91        326,395.91        9,258,219.19
          4              06/01/00      241,528.90      84,867.01        326,395.91        9,016,690.29
          5              07/01/00      243,742.91      82,652.99        326,395.91        8,772,947.38
          6              08/01/00      245,977.22      80,418.68        326,395.91        8,526,970.15
          7              09/01/00      248,232.01      78,163.89        326,395.91        8,278,738.14
          8              10/01/00      250,507.48      75,888.43        326,395.91        8,028,230.66
          9              11/01/00      252,803.79      73,592.11        326,395.91        7,775,426.87
          10             12/01/00      255,121.16      71,274.75        326,395.91        7,520,305.71
          11             01/01/01      257,459.77      68,936.14        326,395.91        7,262,845.94
          12             02/01/01      259,819.82      66,576.09        326,395.91        7,003,026.12
          13             03/01/01      262,201.50      64,194.41        326,395.91        6,740,824.61
          14             04/01/01      264,605.02      61,790.89        326,395.91        6,476,219.60
          15             05/01/01      267,030.56      59,365.35        326,395.91        6,209,189.04
          16             06/01/01      269,478.34      56,917.57        326,395.91        5,939,710.69
          17             07/01/01      271,948.56      54,447.35        326,395.91        5,667,762.13
          18             08/01/01      274,441.42      51,954.49        326,395.91        5,393,320.71
          19             09/01/01      276,957.13      49,438.77        326,395.91        5,116,363.58
          20             10/01/01      279,495.91      46,900.00        326,395.91        4,836,867.67
          21             11/01/01      282,057.95      44,337.95        326,395.91        4,554,809.71
          22             12/01/01      284,643.49      41,752.42        326,395.91        4,270,166.23
          23             01/01/02      287,252.72      39,143.19        326,395.91        3,982,913.51
          24             02/01/02      289,885.87      36,510.04        326,395.91        3,693,027.64
          25             03/01/02      292,543.15      33,852.75        326,395.91        3,400,484.49
          26             04/01/02      295,224.80      31,171.11        326,395.91        3,105,259.69
          27             05/01/02      297,931.03      28,464.88        326,395.91        2,807,328.66
          28             06/01/02      300,662.06      25,733.85        326,395.91        2,506,666.60
          29             07/01/02      303,418.13      22,977.78        326,395.91        2,203,248.47
          30             08/01/02      306,199.46      20,196.44        326,395.91        1,897,049.00
          31             09/01/02      309,006.29      17,389.62        326,395.91        1,588,042.71
          32             10/01/02      311,838.85      14,557.06        326,395.91        1,276,203.86
          33             11/01/02      314,697.37      11,698.54        326,395.91          961,506.49
          34             12/01/02      317,582.10       8,813.81        326,395.91          643,924.39
          35             01/01/03      320,493.27       5,902.64        326,395.91          323,431.12
          36             02/01/03      323,431.12       2,964.79        326,395,91               (0.00)


[LOGO]

[LETTERHEAD]

FEDERAL EXPRESS


January 11, 2000

Mr. Peter Klein
HomeGrocer.com, Inc.
10230 NE Points Drive
Kirkland, WA 98033

Re:  Executed Documents

Dear Peter:

Enclosed please find the below listed copy of executed documents for our recent loan financing. Please retain these documents for your records.

 .  Side Letter Agreement - Advance Date Extension

If you have any questions concerning the enclosed, please feel free to call me at (650) 566-4912.

Sincerely,

/s/ Vika Tonga

Vika Tonga
Information Document Specialist

cc:  File Copy
     Rosemont (original attached)

Enclosures

[LOGO]

[LETTERHEAD]

VIA FACSIMILE
(425) 201-7877

January 7, 2000

Mr. Peter Klein
HomeGrocer.com, Inc,
10239 NE Points Drive
Kirkland, WA 98033

Re: Subordinated Loan and Security Agreement dated September 15, 1999 by and between Comdisco, Inc. ("Lender") and HomeGrocer.com, Inc. ("Lessee") collectively, the Loan.

Dear Peter,

This letter is to confirm that Comdisco, as Lender hereby agrees that the Advance Date for any installment under the Loan shall be extended from January 12, 2000 through January 26, 2000. Except as specifically set forth above, all other terms and conditions of the Loan shall remain in full force and effect.

Please indicate your acceptance of the above agreement by signing in the space provided below and returning it to me via facsimile at (650) 473-0204. If you have any questions or comments please do not hesitate to call me at (650) 566-4912

Sincerely,                                HomeGrocer.com, Inc.

                                          By:     /s/ Peter Klein
                                                  ---------------

/s/ Vika Tonga                            Title:  Director of Finance
                                                  -------------------
Vika Tonga
Information Document Specialist

                                          Comdisco, Inc

                                          By:     /s/ James Labe
                                                  ------------------------------
                                                  James Labe, President

                                          Title:  Comdisco Ventures Division
                                                  ------------------------------

A faxed counterpart ("Fax") of this document may be delivered to the parties. Each party adopts its signature on the Fax as its original signature. The parties hereto agree that the Fax will have the same effect as the document if the document had been signed and delivered by mail or in person.